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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 29, 1998
                                                          -------------

                      Fund America Investors Corporation II
                      -------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                   333-33823                  84-1218906
          --------                   ---------                  ----------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)            Identification No.)

     6400 S. Fiddler's Green Circle, Suite 1200B, Englewood, Colorado 80111
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 290-6025
                                                           --------------


 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

               Fund America Investors Trust 1998-NMC1 (the "Issuer") was formed pursuant to a Deposit Trust Agreement, dated as of June 1, 1998 (the "Trust Agreement"), by and between the Registrant and Wilmington Trust Company, as owner trustee (the "Owner Trustee").

               On June 29, 1998, the Issuer issued $236,526,000 original principal amount of its Collateralized Mortgage Obligations, Series 1998-NMC1, which consist of four classes of bonds (collectively, the "Bonds"), designated as the Class A Bonds, the Class M-1 Bonds, the Class M-2 Bonds and the Class M-3 Bonds, pursuant to an Indenture, dated as of June 1, 1998 (the "Indenture"), between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

               As security for the Bonds, the Issuer pledged to the Indenture Trustee pursuant to the Indenture a pool of adjustable rate, fully-amortizing Mortgage Loans secured by first liens on one- to four-family residential properties. The Mortgage Loans were purchased by the Registrant in a privately negotiated transaction with National Mortgage Corporation ("NMC") pursuant to a Mortgage Loan Sale Agreement, dated as of June 1, 1998, between the Registrant and NMC, and subsequently transferred to the Issuer pursuant to a Mortgage Loan Contribution Agreement, dated as of June 1, 1998, by and between the Registrant, as transferor, and the Issuer, as transferee.

               The Bonds have been sold by the Registrant to Salomon Brothers Inc (the "Underwriter") pursuant to an Underwriting Agreement, dated as of June 24, 1998, between the Underwriter and the Registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         1.1 Copy of the Underwriting Agreement, dated as of June 24, 1998, by and between the Registrant and Salomon Brothers Inc.

         4.1 Copy of the Indenture, dated as of June 1, 1998, by and between Fund America Investors Trust 1998-NMC1 and Norwest Bank Minnesota, National Association, as Indenture Trustee (related exhibits available upon request of the Indenture Trustee).

         10.1 Copy of the Mortgage Loan Sale Agreement, dated as of June 1, 1998, by and between National Mortgage Corporation and the Registrant.



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         10.2     Copy of the Deposit Trust Agreement, dated as of June 1, 1998, by and between the Registrant and Wilmington Trust Company, as Owner Trustee.

         10.3 Copy of the Servicing Agreement, dated as of June 1, 1998, by and among National Mortgage Corporation, as Servicer, Norwest Bank Minnesota, National Association, as Indenture Trustee, and Fund America Investors Trust 1998-NMC1.























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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

July 8, 1998                     FUND AMERICA INVESTORS CORPORATION II



                                 By: /s/ Peter R. Lang
                                    -------------------------
                                 Name:        Peter R. Lang

                                 Title:       Vice President















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                                  EXHIBIT INDEX



       1.1 Copy of the Underwriting Agreement, dated as of June 24, 1998, by and between the Registrant and Salomon Brothers Inc

       4.1 Copy of the Indenture, dated as of June 1, 1998, by and between Fund America Investors Trust 1998-NMC1 and Norwest Bank Minnesota,
              National Association, as Indenture Trustee (related exhibits available upon request of the Indenture Trustee)

       10.1   Copy of the Mortgage Loan Sale Agreement, dated as of June 1,
              1998, by and between National Mortgage Corporation and the Registrant

       10.2 Copy of the Deposit Trust Agreement, dated as of June 1, 1998, by and between the Registrant and Wilmington Trust Company, as Owner
              Trustee

       10.3 Copy of the Servicing Agreement, dated as of June 1, 1998, by and among National Mortgage Corporation, as Servicer, Norwest Bank
              Minnesota, National Association, as Indenture Trustee, and Fund
              America Investors Trust 1998-NMC1









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